Exhibit 10.15:

RESTATED SALES AGREEMENT BETWEEN INTERNATIONAL COMPUTER SYSTEMS, INC. AND THE REGISTRANT.

PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE STAMPED 'CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION,' AND THE APPROPRIATE SECTION HAS BEEN MARKED IN THE MARGIN WITH A STAR (/*/).

                        RESTATED SALE AGREEMENT BETWEEN
                      INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Sale Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana corporation (hereinafter referred to as "Seller"), represented herein by Gordon
E. Kime, who has been duly authorized by the Board of Directors of Seller, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "Purchaser"), represented herein by Howard Balter, who has been duly authorized by the Board of Directors of Buyer

                                  WITNESSETH

    WHEREAS, the parties hereto entered into an Agreement styled Sale Agreement, dated July 29, 1996, and desire to restate in its entirety that Agreement; and

    WHEREAS, Seller is an Internet service provider doing business under the trade name of "Linknet" and provides Internet access to customers, including management of the Internet for its customers and customer support for all customers of Linknet, throughout the State of Louisiana; and

    WHEREAS, Purchaser is an Internet service provider throughout the United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, Purchaser desires to purchase and seller desires to sell all of Seller's equipment and other assets comprising the Linknet network; which equipment is more fully described on Exhibit A attached hereto and incorporated herein by reference (the "Equipment") and

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                                SALE OF ASSETS

    For and in consideration of the Purchase Price, defined below, Seller does hereby grant, bargain, sell, convey, assign, set over and deliver unto Purchaser who does hereby accept and purchase for itself, its successors and assigns, and does hereby acknowledge delivery and possession thereof, all of Seller's interests in the Equipment and other assets of the seller referenced in Exhibit A, and all interests, rights and privileges of ownership of the Equipment, to have and to hold unto said Purchaser, its successors and assigns forever.

                                       2.
                                 CONSIDERATION

    As used herein, the term "Purchase Price" shall mean [        ]/*/ Purchaser
shall pay the Purchase Price to Seller follows: [        ]/*/ has already been
paid, with respect to which Seller acknowledges receipt; [        ]/*/ is hereby
paid in cash with respect to which Seller hereby acknowledges receipt, the
balance, to wit [        ]/*/ shall be paid in [    ]/*/ payments due on the
first date of each month commencing October 1, 1996. The [        ]/*/ balance
of the Purchase Price shall bear interest at the rate of [    ]/*/ per annum,
commencing August 1, 1996. The first 6 payments shall be [            ]/*/ in
the following amounts: October 1, 1996 - [        ]/*/; November 1, 1996 -
[        ]/*/; December 1, 1996 - [        ]/*/; January 1, 1997 - [       ]/*/;
February 1, 1997 - [        ]/*/; March 1, 1997 - [        ]/*/. The next
[    ]/*/ payments shall be of interest and principal, each in the amount of
[        ]/*/. The final payment, due on September 1, 2000, shall be in an amount equal to the sum of all accrued and

                                       2
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION
unpaid interest due under this note, all principal due under this note and all other amounts due under this note. All payments due under the Note shall be made to Hibernia National Bank in satisfaction of Seller's indebtedness to such bank until fully repaid and until any security interest Hibernia National Bank may
have in the Equipment is satisfied. ICS directs that the [        ]/*/ be paid
as follows: (i) [        ]/*/ to Bank One Equity Investors, Inc. ("Bank One")
for the purchase by ICS of Bank One's preferred stock in ICS [





   ]/*/ and (iii) [        ]/*/ to Sullivan, Stolier & Daigle, APLC, as Escrow
Agent, pursuant to the terms of the Escrow Agreement attached hereto as Exhibit D, and will pay all of the liabilities listed as an attachment to Exhibit D. ICS will have no other remaining material liabilities except as set forth as Exhibit
E. Except as set forth in Exhibit F, ICS has incurred no other liabilities since July 29, 1996 which IDT shall assume pursuant to this agreement.

                                      3.
              SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

    Seller makes the following representations, warranties and covenants:

        i) The Equipment is in good condition and in proper working order, and is fit for the intended use by Purchaser, to wit: Internet access and service for its customers, management of the network by Purchaser and customer support by Purchaser and other uses normally made of such Equipment by a company in the business of the Seller.


                                       3
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION

        ii) Other than as set forth on Exhibit B, the Seller has good, clear and absolute record and marketable title to all of the Equipment sold free and clear of any and all liens, pledges, encumbrances, charges, rights of first refusal; transfer restrictions, options, or any similar claim or right, legal or equitable, or any other such restriction which could interfere with the possession, use and enjoyment of anything sold pursuant to this Agreement, and interests of any other person or entity, including without limitation, tax liens, mortgages, security interests and interests of co-owners, and that Seller has the ability to transfer good title free of interests of any person or entity.

        iii) The Seller has paid all applicable federal, state, local and other taxes as of the date of the closing of this transaction and that no taxes are due and payable as of the date of the closing of this transaction, and that the Seller has properly filed all required Federal, State or local tax returns. The property tax on the Equipment due after the date hereof shall be paid by Purchaser.

        iv) The Seller is not involved in any controversy, including without limitation, lawsuits and settlement negotiations, wherein the Seller's ownership, right of use, or right of sale of the Equipment and other assets sold in this transaction are in any doubt whatsoever.

        v) The Seller has fully disclosed to the Purchaser the scope of any and all manufacturers' warranties on the Equipment, which are hereby assigned to the Purchaser.

        vi) The Seller has taken no action to cause the manufacturer warranties on the equipment to be questioned or eliminated, including without limitation repairs in a manner other than that authorized by the warranty, and has taken all actions necessary to cause all warranties on the Equipment to remain in full force and effect.

        vii) The Seller may sell the Equipment and other assets sold in this transaction without conflicting with, constituting a default under, or breaching any provision of any agreement, contract, whether oral or written, commitment, binding arrangement, deed, lease or other instrument to which Seller is a party.

        viii) The Seller may sell the Equipment and other assets sold in this transaction consistent with all applicable Federal, State and local law, including without limitation, statutes, regulations and court orders.

        ix) Other than as set forth on Exhibit B, the Equipment sold in this transaction are not subject as of the date of the signing of this agreement nor will they become subject to any material liabilities except those voluntarily incurred by the Purchaser after the completion of transfer of title, nor will Purchaser's entering into this agreement give rise to any liabilities on the part of the Purchaser other than those expressly accepted by Purchaser under this agreement.

        x) Seller is a corporation duly incorporated and in good standing under the laws of Louisiana and has all requisite power, capacity and authority to enter into this Agreement. Attached hereto as exhibit C is a copy of a duly adopted Board resolution authorizing Seller's entering into this Agreement and acknowledging that this Agreement is a binding and enforceable obligation of Seller. Seller has full right and authority to enter into this Agreement without any other governmental or private consent or approval.

        xi) Other than as set forth on Exhibit B, neither Purchaser nor the Equipment are subject, nor will become subject, to any material liabilities other than those expressly disclosed herein. This provision applies to liabilities accruing before or after closing which relate to the period prior to closing.

        xiii) No representations or warranties of Seller made in any document, certificate, exhibit or omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading. All documents and other papers delivered in connection hereto are true, complete and authentic.

        The foregoing representations, warranties and covenants shall survive the closing of the transaction hereunder.

    Notwithstanding any other provision of this agreement, or any provision of any other agreement or contract between Purchaser and Seller, the Purchaser shall have the right to deduct from payments due to the seller under the promissory note any damages caused by a breach of the above representations, covenants or warranties, or any other provision of this agreement, and any representations covenants or warranties provided by applicable state or federal law; including without limitation UCC Article 2. The Purchaser shall have the right to withhold sufficient payments to satisify any and all damages suffered by it including without limitation costs of repair, costs of unpaid taxes, costs to clear encumbrances, lost profits and attorneys fees, until such time and in such amount that purchaser's damages have been fully redressed by withheld funds.

    The above right of deduction shall be without prejudice to the right of the Purchaser to pursue any other remedies, including without limitation, a lawsuit for breach of contract.

                                      4.
                            ADDITIONAL UNDERTAKINGS

    Seller agrees (i) that Purchaser shall be and hereby is subrogated to all claims and rights of Seller under any insurance coverage maintained by Seller against casualty or other damage to any properties or assets of Seller sold to Purchaser, even if the loss with respect to such properties or assets arises after the date of this Agreement; (ii) to remit promptly to Purchaser any insurance proceeds which it may receive on account of any such claim or right; and (iii) to cooperate with Purchaser in obtaining payment with respect to any such claim or right.

                                      5.
                              ASSIGNMENT OF LINES

    Effective as of July 29, 1996, Purchaser shall assume all financial responsibility for all dial up access telephone lines (Bell South) and all Internet access lines (MCI) used by customers of Seller/Purchaser to access the Internet. Seller hereby represents that all of its access and telephone lines are fully assignable without limitation, and hereby assigns and agrees to do all other acts necessary to assign all access telephone lines.

    Seller also warrants that the leases of all premises where such lines are installed are assignable and will be assigned to Purchaser as of the closing of this agreement.

                                      6.
                            COVENANT NOT TO COMPETE

    Seller covenants that for three years following the closing date, neither it nor any of its officers, agents or employees will solicit any of Purchaser's current or former customers, clients or employees as of the date of this Agreement. Seller further covenants that, except as provided in paragraph l of the Royalty Agreement, for three years following the closing of this agreement it will not attempt to solicit potential Internet service customers in the state of Louisiana. Seller's undersigned officers and directors personally accept the obligation imposed by this paragraph as evidenced by their signatures at the end of this Agreement. Any breach of this paragraph by Seller or any of its officers or directors, whether material or not, shall be considered a breach of all agreements between the parties.

                                      7.
                                INDEMNIFICATION

    Without limiting its obligations and liabilities to Purchaser under this agreement and applicable laws, Seller and the undersigned officers and directors of Seller agree to jointly and severally indemnify Purchaser against and to hold Purchaser harmless from any and all losses, liabilities, damages, demands, claims, assertions, actions and suits, whether groundless or otherwise, and all costs and expenses, including reasonable attorneys fees, from or in connection with:

            (a) Any claim made against Purchaser in respect of liabilities of Seller not
            (b) Any breach of representations, covenant or warranty or incorrect or this or other agreements between Seller and Purchaser.

                                      8.
                                 GOVERNING LAW

    This Agreement shall be governed by the laws of the State of Louisiana. Any dispute arising out of this agreement shall be resolved by binding arbitration before the American Arbitration Association, to be held in New York City.

                                      9.
                                 MISCELLANEOUS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

    If any covenant, warranty or representation made by the Seller in this Agreement is not correct, the Seller will be deemed to have defaulted under this Agreement, granting to the Purchaser all the rights and remedies provided herein.

    To the extent that this Agreement conflicts with any agreement entered into prior to the signing of this Agreement, this Agreement shall control with respect to matters covered herein.

    Purchaser shall not be obligated to assume or become liable for any liabilities, obligations, debts, contracts, or commitments of Seller, including any future liability relating to the period prior to closing, of any kind whatsoever, including, without limitation, liabilities of Seller under express or implied warranties for the replacement, repair or reworking of products or services sold by Seller, except as otherwise provided for in this Agreement.

    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    Each of the parties hereto shall pay its own expenses incident to the preparation and carrying out of this Agreement and the transactions contemplated hereby. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by reason of such party having or being deemed to have drafted such provision.

        IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement on October 14, 1996 effective as of the day and year first written above.


WITNESSES:                              INTERNATIONAL COMPUTER SYSTEMS, INC.




                                        BY:
--------------------------                  -----------------------------------



--------------------------


                                        IDT CORPORATION


                                        BY:
--------------------------                  -----------------------------------



--------------------------




                                        APPROVED AND ACCEPTED BY:

                                            /s/ Gordon Kime
                                            -----------------------------------
                                            Gordon Kime


                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]



                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]



                                            /s/
                                            -----------------------------------
                                            [Linknet Officer]

               ADDENDUM TO SALE AND ROYALTY AGREEMENTS BETWEEN
                       ICS AND IDT, DATED AS OF 7/31/96

            ICS hereby acknowledges that it is liable to hold IDT harmless and to indemnify IDT with respect to any and all of ICS' indebtedness to Hibernia National Bank, which indebtedness encumbers the Equipment purchased by IDT. Accordingly, ICS agrees that IDT may pay directly to Hibernia revenues otherwise payable to ICS pursuant to the Royalty Agreement in sufficient amounts so that by the termination date of the Royalty Agreement, the scheduled payments due under the Note by IDT to ICS dated October 14, 1996, will be sufficient to satisfy all remaining scheduled payments due at that time to Hibernia.

            Notwithstanding the law applicable to the other agreements among the parties, this Addendum shall be governed pursuant to the laws of the State of New York.

Dated: October 14, 1996

Accepted:

International Computer Systems, Inc.
By: Gordon E. Kime

    /s/ Gordon E. Kime

                          Exhibit A to Sale Agreement
                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------
Alpha 2100              System       1        [
Alpha 1000              System       1
Alpha 1000              System       1
Alpha 200/166           System       1
Alpha 150               System       1
DEC Dual P120           System       1
Alpha 266               System       2
Pentium 100             System       1
Pentium 100             System       1
DEC P75                 System       5
DEC 486/66              System       2
DEC P133                System       2
DEC P100                System       1

SUBTOTAL

Cisco 2501              Router       3
Cisco 4000M             Router       2
Cisco 4000M             Router       5
Vanguard                Router       2
Vanguard 300            Router       2
Livingston Route        Router       1
Cisco FDDI              Router       5
Cisco Cables            Router       9

SUBTOTAL

Micom 10K               CSU          5
Micom 5K                CSU          7
Micom 10K               CSU          1
TSU 600                 CSU          2
TSU 100                 CSU          5
Motorola CSU            CSU          8
Datacom 56K             CSU          1
Motorola FDP            CSU         13

SUBTOTAL

Pipeline 400            ISDN         6
NT1 ACE                 ISDN        29
Pipeline 50             ISDN         1
Pipeline 25             ISDN         1
Bitsurfer Pro           ISDN         2
Bitsurfer Central       ISDN         2
Xircom ISDN             ISDN         1

SUBTOTAL

925 Modem               Modem      495
925 LIU                 Modem       15
925 SMC                 Modem       20
925 Power Sup           Modem       15
Multitech 2834M         Modem       11                                      ]/*/

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------
SUBTOTAL

925 Shiva               Term Serv   52        [
900 GM                  Term Serv    9
Digiboard EISA          Term Serv    1
Liv Portmaster          Term Serv    2
Liv Portmaster2E        Term Serv    1

SUBTOTAL

DEC 900MX               Networking   8
DEC 900MS               Networking   9
DEC 900EF               Networking   1
DEC 900TX               Networking   1
DEC 900TM               Networking   1
DEC 90T                 Networking  12
DEChub PS               Networking  23
DEChub 1                Networking   3
Asante Hub              Networking   1
Asante Hub              Networking   1
DEC FDDI                Networking   2
DEC FDDI Mods           Networking   9

SUBTOTAL

VT420 TERM              Misc.        2
Toshiba NB              Misc.        2
APC 900                 Misc.        9
APC 1400                Misc.       11
APC 2000                Misc.        2
DecLaser 1152           Misc.        1
Tool Kits               Misc.        2
Blue Racks              Misc.        8
Black Racks             Misc.        9
Grey Racks              Misc.        1
Patch Panels            Misc.        7

SUBTOTAL

Net Comm Srv            Software     1
Dec Mailwrk             Software     1
Net Comm Srv            Software     2
Net Comm Srv            Software     1
OSF Unlim               Software     3
OSF Docs                Software     3
OSF Libs                Software     3
SNMP Manag              Software     1
PM2 Src                 Software     1
QR Bbinet               Software     1
SysDraw                 Software     2
Post Office             Software     1                                      ]/*/

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                        Current Network Equipment Cost


        Description      Type      Units        Retail       Deprec     Selling
--------------------------------------------------------------------------------

SUBTOTAL

Salaries/Labor          Labor        1       [
Salaries/Prog           Labor        1
Salaries/Train          Labor        1

SUBTOTAL

DEC AlphaSrv            Consulting   1
DEC Remote Mg           Consulting   1
DEC Kerberos            Consulting   1
DEC Tech Supp           Consulting   1
DEC Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1
Oth Tech Supp           Consulting   1

SUBTOTAL

Phone Install           Install      1
Cable Install           Install      1
T1 Install              Install      1
Oth Install             Install      1
Bell Backbone           Install      1
Bell Backbone           Install      1
Bell Phone Liines       Install      1
MCI Install             Install      1

SUBTOTAL

Cisco Smartnet          Warranty     7
DEC Uplift              Warranty     1
DEC Uplift              Warranty     1                                      ]/*/

SUBTOTAL

GRAND TOTAL

          Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                          Exhibit B to Sale Agreement

                           Exceptions to Warranties

    Hibernia National Bank loans to ICS in the original amount of approximately $900,000, with a current balance of approximately $825,000, which loans are secured, in part, by a security interest in the Equipment, the financing statements for which were filed on April 27, 1995 (file #40-020753) and October 16, 1995 (file #40-022836).

                          Exhibit C to Sale Agreement

                           CERTIFIED RESOLUTIONS OF
                           THE BOARD OF DIRECTORS OF
                     INTERNATIONAL COMPUTER SYSTEMS, INC.
                     ------------------------------------

     RESOLVED, that this corporation, through Gordon Kime, its President and Chief Technical Officer, enter into the following agreements (and/or issue the following documents):

1. Sale Agreement between this corporation and IDT Corporation ("IDT") dated July 29, 1996, a copy of which is attached hereto.

2. Restated Sale Agreement between this corporation and IDT dated July 29, 1996, a copy of which is attached hereto.

3. Usage Agreement between this corporation and IDT dated July 29, 1996, a copy of which is attached hereto.

4. Royalty Agreement between this corporation and IDT dated July 29, 1996, a copy of which is attached hereto.

5. Consultant and Customer Support Agreement between this corporation and IDT dated July 29, 1996, a copy of which is attached hereto.

6. Restated Consultant and Customer Support Agreement between this corporation and IDT dated July 29, 1996, a copy of which is attached hereto.

7.   Escrow Agreement between this corporation and IDT.

     (hereinafter referred to as the "IDT Documents")

on such terms and conditions as Gordon Kime, President and Chief Technical Officer of this corporation, deems desirable or beneficial to this corporation.

     FURTHER RESOLVED, that Gordon Kime, President and Chief Technical Officer of this corporation, is authorized to execute (and/or issue) the IDT Documents on behalf of this corporation and to take any and all such further action and execute any and all such additional documents to effectuate the purposes of the IDT Documents as Gordon Kime, President and Chief Technical Officer of this corporation, may determine to be appropriate.

     FURTHER RESOLVED, that any action authorized by these resolutions which has already taken place is hereby ratified, affirmed and approved.

     I, the undersigned secretary of International Computer Systems, Inc., hereby certify that the foregoing is an extract of the resolutions duly adopted by the Board of Directors of International Computer Systems, Inc. at a meeting held on the 29th day of July, 1996, and the same have not been revoked, modified or amended.

Date: Oct. 10, 1996                  /s/
                                     --------------------------------------
                                         Secretary, International Computer
                                           Systems, Inc.

                                                                       EXHIBIT D

                               ESCROW AGREEMENT

   This Escrow Agreement (this "Agreement") is made on this 30th day of September, 1995, by and among, Sullivan, Stolier & Daigle, APLC ("Escrow Agent"), International Computer Systems, Inc. ("ICS"), and IDT Corporation ("IDT").

   WHEREAS, concurrently herewith, ICS has sold certain equipment (the
"Equipment") to IDT for [                  ]* of which has already been paid,
[      ]* of which is to be paid, and [       ]* of which is to be paid
concurrently herewith.

   WHEREAS, in connection with the sale of the Equipment, Bank One is lending to
IDT [                   ]* of which would otherwise be payable to ICS and
[     ]* of which would otherwise be payable to IDT.

   WHEREAS, IDT currently owes ICS $13,160.97 for services and goods provided by ICS to IDT, as more fully described on Schedule 1 attached hereto and incorporated herein by reference.

   WHEREAS, IDT desires that Bank One pay to ICS the amount currently owed by IDT to ICS ($13,160.97) and that Bank One pay to IDT the balance of the loan
proceeds otherwise payable to IDT, [                    ]* - $13,160.97).

   WHEREAS, pursuant to the Sale Agreement between ICS and IDT (the "Sale
Agreement"), [          ]* of the sale proceeds are being retained by Bank One
for payment of amounts owed by ICS to Bank One in connection with the redemption by ICS of ICS preferred stock owned by Bank One.

   WHEREAS, IDT desires that the amounts payable to ICS, [
            ]* + $13,160.97 - [            ]* be paid to the Escrow Agent to
be disbursed by the Escrow Agent as set forth herein.

   NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

1.  Payment of Funds to Escrow Agent and IDT

    IDT shall cause Bank One to pay to Escrow Agent [
                                                            ]* Dollars (the
"Funds") by wire transfer of readily available funds to the following banking coordinates:

     First National Bank of Commerce
     New Orleans, Louisiana

                       Confidential Treatment Requested
   and the Redacted Material has been separately filed with the Commission.


     ABA Routing No.: 065000029,
     For credit to the account of:
     Sullivan, Stolier & Daigle, APLC, Trust Account
     Acct. No.: 1101 78874

2.  Escrow Agent to Disburse Funds

    Escrow Agent shall disburse the Funds as set forth in Schedule 2 attached hereto and incorporated herein by reference.

3.  Dispute

    In the event of any dispute with respect to the disposition of all or part of the Funds, the Escrow Agent shall commence an action in the nature of interpleader (either in state district court, federal district court, or bankruptcy court) and shall seek to deposit the disputed portion of the Funds in such court. In the event the Escrow Agent incurs any expenses incident to such legal proceedings, including court costs and attorney's fees, the Escrow Agent shall be reimbursed for such expenses out of the Funds.

4.  No Liability of Escrow Agent

    The Escrow Agent shall not be liable for any acts or omissions of any kind unless occasioned by the Escrow Agent's own negligence or willful misconduct. Further, Escrow Agent shall not be responsible for any loss or damage to the Funds by virtue of the failure or closure of the bank or any financial institution in which the Funds may from time to time be deposited by Escrow Agent. Escrow Agent shall have no liability to pay any amount in excess of the portion of the Funds then held by Escrow Agent.

5.  Amendment to Schedule 2

    Schedule 2 may be amended by the parties, provided, however, that such amendment will have not effected the obligations of the Escrow Agent hereunder with respect to any disbursement made before the Escrow Agent received actual notice of such amendment and provided further that any such amendment must be executed by all parties hereto.

        6.      Cooperation

        The parties hereto shall execute and deliver such further documents and do such further acts and things as shall be necessary to effectuate the purposes of this Agreement.

        7.      Choice of Law

        This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana, applicable to contracts made and to be performed wholly within such state.

        8.      Interpretation

        No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or other governmental, judicial or arbitral authority by reason of such party having or being deemed to have drafted, devised or imposed such provision.

        9.      Attorney's Fees

        In the event of any litigation by any party against another party to this Agreement to enforce any provision of this Agreement, the prevailing party, in addition to all other relief, will be entitled to reasonable attorney's fees and costs.

        10.     Headings and Captions

        Headings and captions are intended solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

        11.     Invalidity of Part

        Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement

        12.     Counterparts

        This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

        13.     No Waiver

        No delay on the part of a party in the exercise of any right or remedy shall operate as a waiver thereof and no single or partial exercise by a party of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy.

        14.     Entire Agreement

        This Agreement and the documents contemplated hereby contain the entire agreement of the parties with respect to the subject matter hereof.

        15.     Amendment

        This Agreement may not be changed orally, but only by an agreement in writing, signed by the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

WITNESSES                       Sullivan, Stolier & Daigle, APLC


------------------------        ---------------------------------------
                                By:  Daniel J. Daigle
                                Its: Treasurer

------------------------        IDT Corporation

                                /s/
                                ---------------------------------------
                                By:
                                Its:

                                International Computer Systems, Inc.

                                /s/ Gordon E. Kime
                                ---------------------------------------
                                By:  GORDON E. KIME
                                Its: PRESIDENT

Invoice #                   Description                       Amount
----------------------------------------------------------------------

Consulting Services
        1001   Consulting Services 7/15/96 to 8/15/96       $32,083.00
1006 Revised   Consulting Services 8/16/96 to 8/31/96       $16,041.50
        1008   Consulting Services 9/1/96 to 9/30/96        $32,083.00
                                                            ----------
                            Total Consulting Services       $80,207.50


Customer Support
        1002   Customer Support 7/15/96 to 7/31/96             $815.50
        1007   Customer Support 8/1/96 to 8/31/96            $1,627.00
                                                             ---------
                               Total Customer Support        $2,442.50

Miscellaneous
        1004   Excess programming hours (20 @ $75)           $1,500.00
        1003   Reimbursement of Travel Expenses              $7,852.77
        1005   Sale of Giga Switches, etc.                  $51,158.20
                                                            ----------
                                  Total Miscellaneous       $60,510.97

              Total Owed on Above Referenced Invoices      $143,160.97
                      Less Credit for Advance Payment     ($100,000.00)
                  Less Credit for Consulting Services      ($30,000.00)
                                 Amount Currently Due       $13,160.97

                        Schedule 2 to Escrow Agreement


                 Name                                      Amount
    ----------------------------------------------------------------
    Bell South                                           $250,188.00
    Department of Revenue                                 $12,276.41
    Dexon Computer                                        $47,632.00
    Digital Equipment                                    $204,192.33
    England Development District                          $18,034.16
    First Stop Commuters                                  $39,927.55
    The Graham Group                                     $169,220.32
    Hibernia - P/R taxes                                  $85,739.59
    Gordon Kime                                           $12,207.72
    La. Department of Labor                               $10,690.14
    Robert Laurents                                       $20,192.34
    MCI Telecommunications                                $49,982.39
    Motorola, Inc.                                       $154,759.36
    Tomba Communications                                  $34,708.00
    Bell South Equipment Leasing                          $16,500.66
    Accrued Payroll - Employees                           $15,000.00
    Corporate Income Taxes                                $20,000.00
    KALB TV                                                $1,910.00
                                                       -------------
                                        TOTAL          $1,163,160.97

                          Exhibit E to Sale Agreement
                            Liabilities After Close

All creditors in the amount set forth on the attached
  11 page listing of creditors entitled "ICS, INC. d/b/a
  Linknet Internet Services - Aged Open Income Summary"
  with exception to those creditors being paid pursuant
  to the Escrow Agreement and listed on Schedule 2
  to the Escrow Agreement.                                      $374,097.26
Security National Bank                                          $499,000.00
Hibernia National Bank                                          $825,000.00
Amounts Due Stockholders                                        $492,973.63
                                                Total         $2,191,070.89

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor=balance
Contact-1               Terms                 Put-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

A1100                   A-1 KEY AND LOCK CO                     30.00
                        NET 20                                    .00
318-448-3319            3010-000                                30.00
                        TRADE ACCOUNTS PAYABLE                8/02/06

AB1100                  ASITA SPRINGS WATER CO                  45.02
                        NET 30 DAYS                               .00
                        3010-000                                45.02
                        TRADE ACCOUNTS PAYABLE                7/31/96

ADA100                  AGAME AND ?????                      7,440.12
                        NET 30                                    .00
                        2010-000                             7,440.12
                        TRADE ACCOUNTS PAYABLE                9/06/94

ALS100                  CITY OF ALEXANDRIA                      51.25
                        NET 15                                    .00
                        3010-000                                51.25
                        TRADE ACCOUNTS PAYABLE                7/31/96

ALE101                  ALEXANDRIA TOWN TALK                   537.84
                        NET 10                                    .00
                        2010-000                               537.84
                        TRADE ACCOUNTS PAYABLE                8/32/96

AMS100                  AMSTERDAM PRINTERS                      55.53
                        NET 10 DAYS                               .00
800-543-6882            2010-000                                55.53
                        TRADE ACCOUNTS PAYABLE                6/24/96

AM010                   ANDREWS MANAGEMENT                     500.00
                                                                  .00
                        2010-000                               500.00
                        TRADE ACCOUNTS PAYABLE                9/01/96

AMI100                  ANIXTRA, INC                        27,019.86
                        NET 20                                    .00
404-921-3732            2010-000                            27,019.86
                        TRADE ACCOUNTS PAYABLE                7/31/96

ARR100                  ARROW ELECTRONICS                   10,543.21
                        NET 30                                    .00
800-477-2740            2010-000                            10,543,21
                        TRADE ACCOUNTS PAYABLE                3/26/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor-balance
Contact-1               Terms               Put-grp   Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

ATT100                  AT&T                                    91.97
                        NET 15                                    .00
                        2010-000                                91.97
                        TRADE ACCOUNTS PAYABLE                7/12/96

BIL100                  BELL SOUTH                         256,174.36
                        NET 10                                    .00
                        2010-000                           256,174.36
                        TRADE ACCOUNTS PAYABLE                8/30/96

BEL101                  BERE EQUIPMENT LEASING              24,500.66
                        NET 300                                   .00
800-633-3960            3010-000                            16,500.66
                        TRADE ACCOUNTS PAYABLE                9/01/96

BEL103                  BELLSOUTH COMMUNIC SYSTEM            1,203.40
                        NET 30                                    .00
800-934-3552            2010-000                             1,303.40
                        TRADE ACCOUNTS PAYABLE                6/23/96

BUG100                  BUG INDUSTRIES                       5,884.45
                        NET 30                                    .00
316-946-3200            2010-000                             5,884.45
316-981-4015            TRADE ACCOUNTS PAYABLE                9/29/96

CEL100                  CELLULAR ONE                           253.67
                        NET 15                                    .00
315-447-5500            3010-000                               253.67
                        TRADE ACCOUNTS PAYABLE                8/30/96

CEN102                  CENTURY TELEPHONE                    3,309.46
                        NET 30                                    .00
800-466-2661            2010-000                             3,309.46
                        TRADE ACCOUNTS PAYABLE                9/01/96

CLE100                  CLECO                                   75.07
                        NET 10                                    .00
800-622-6837            3010-000                                76.07
                        TRADE ACCOUNTS PAYABLE                9/05/96

CO100                   COMMERCIAL UNION INS CO              3,639.00
                        NET 15                                    .00
                        2010-000                             3,639.00
                        TRADE ACCOUNTS PAYABLE                9/05/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor=balance
Contact-1               Terms                 Put-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

CYP100                  CYPRESS NETWORK, INC                10,924.36
KEN GLASS               NET 20                                    .00
712-688-2190            3010-000                            10,924.36
712-967-0227            TRADE ACCOUNTS PAYABLE                1/01/96

DAN100                  DANIEL GILMER                          700.00
                                                                  .00
904-837-7244            2010-000                               700.00
                        TRADE ACCOUNTS PAYABLE                9/01/96

DEP100                  DEPT OF REVENUE                      3,209.70
                        NET 30                                    .00
                        2010-000                             3,209.70
                        TRADE ACCOUNTS PAYABLE                7/31/96

DEX100                  DEXON COMPUTER                      17,613.00
                        NET 10                                    .00
                        3010-000                            17,613.00
                        TRADE ACCOUNTS PAYABLE                8/29/96

DIA100                  DIAMOND SOFTWARE                    22,592.24
                        NET 30                                    .00
904-837-8822            2010-000                               537.84
                        TRADE ACCOUNTS PAYABLE                8/32/96

DIG100                  DIGITAL EQUIPMENT                  204,192.33
                        NET 30                                    .00
214-702-4102            2010-000                           204,192.33
                        TRADE ACCOUNTS PAYABLE                7/31/96

DUR100                  BOBBY DURHAM                         1,315.00
                                                                  .00
316-279-8600            2010-000                             1,315.00
                        TRADE ACCOUNTS PAYABLE                9/01/96

ENG100                  ENGLAND DEVELOP DISTRICT            10,969.69
                                                                  .00
318-449-3504            2010-000                            10,969.69
                        TRADE ACCOUNTS PAYABLE                9/01/96

ENT100                  ENTEROY                                110.40
                        NET 10                                    .00
                        2010-000                               110.40
                        TRADE ACCOUNTS PAYABLE                9/12/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor-balance
Contact-1               Terms               Put-grp   Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

EQU100                  EQUITABLE LIFE                         483.79
                                                                  .00
318-369-3117            2010-000                               482.79
                        TRADE ACCOUNTS PAYABLE                9/01/96

FED100                  FEDEX                                  584.26
                        NET 15                                    .00
###-##-####             3010-000                               584.26
                        TRADE ACCOUNTS PAYABLE                9/29/96

FIN100                  FINE PRINT                             168.31-
                        NET 30                                    .00
442-0185                2010-000                               168.31-
                        TRADE ACCOUNTS PAYABLE                8/01/94

FIR100                  FIRSTOP COMPUTER CO.                39,827.55
                        NET 15                                    .00
216-587-3600            2010-000                            39,827.55
                        TRADE ACCOUNTS PAYABLE                2/12/96

0%100                   0 % CORPORATE PLUS                   4,296.68
                        NET 15                                    .00
                        2010-000                             4,296.68
                        TRADE ACCOUNTS PAYABLE                8/31/96

GRA100                  THE GRAHAM GROUP                   169,220.32
MICHELL CORSTAN         NET 30                                    .00
218-222-8214            2010-000                           169,220.32
                        TRADE ACCOUNTS PAYABLE                4/20/96

HB100                   HB DISTRIBUTION, INC.                1,283.01
                                                                  .00
800-929-2747            2010-000                             1,283.01
                        TRADE ACCOUNTS PAYABLE                4/09/96

HIB100                  HIBERNIA                            10,540.26
                        NET 10                                    .00
                        2010-000                            10,540.26
                        TRADE ACCOUNTS PAYABLE                9/28/96

HIB102                  HIBERNIA BANK                       78,680.39
                        10                                        .00
                        2010-000                            78,680.39
                        TRADE ACCOUNTS PAYABLE                9/13/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend=8                  Name                           Vendor=balance
Contact-1               Terms                 Put-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

INF100                  INFORMATION MANAGEMENT SY            4,926.00
                        NET 30                                    .00
404-626-9716            3010-000                             4,926.00
712-967-0227            TRADE ACCOUNTS PAYABLE                1/30/96

INS100                  INTERNATIONAL NETWORK SV           114,533.03
FAX                     NET 30                                    .00
419-234-4286            2010-000                           114,533.03
                        TRADE ACCOUNTS PAYABLE                1/26/96

INT101                  INTERLINK COMMUNICATIONS               956.44
                        NET 30                                    .00
318-222-5660            2010-000                               956.44
                        TRADE ACCOUNTS PAYABLE                9/01/96

INT103                  INTERNET                                19.97
                        NET 10                                    .00
                        2010-000                                19.97
                        TRADE ACCOUNTS PAYABLE                6/18/96

IP100                   IPSWITCH                               150.00
                        NET 30                                    .00
                        2010-000                               150.00
                        TRADE ACCOUNTS PAYABLE                7/26/96

JDR100                  JDR MICROSERVICES                      126.94
                        NET 30                                    .00
800-338-5000            2010-000                               126.94
                        TRADE ACCOUNTS PAYABLE                4/15/96

JTA100                  J T A FACTORS, INC                   1,333.80
                        NET 30                                    .00
316-445-1314            2010-000                             1,333.80
                        TRADE ACCOUNTS PAYABLE                3/06/96

KAL100                  KALS-TV                              1,910.00
                        NET 30                                    .00
318-445-2486            2010-000                             1,910.00
                        TRADE ACCOUNTS PAYABLE                6/30/96

KAY100                  KAY'S VENDING & CATERING               302.38
                        NET 30                                    .00
                        2010-000                               302.38
                        TRADE ACCOUNTS PAYABLE                9/09/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor-balance
Contact-1               Terms               Put-grp   Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

KDM100                  KDM ELECTRIC, INC                    3,626.00
                        NET 30                                    .00
318-487-2074            2010-000                             3,626.00
                        TRADE ACCOUNTS PAYABLE                2/18/96

KEL100                  KELLY TEMPORARY SERVICES             3,094.91
                        NET 6 DAYS                                .00
318-449-9585            2010-000                             3,094.91
                        TRADE ACCOUNTS PAYABLE                8/23/96

KEN100                  KENTWOOD WATER CO                      143.91
                        NET 30                                    .00
318-448-4800            2010-000                               143.91
                        TRADE ACCOUNTS PAYABLE                9/03/96

KIM100                  GORDON KIME                         12,307.72
                        NET 10                                    .00
                        2010-000                            12,307.72
                        TRADE ACCOUNTS PAYABLE                9/01/96

KIN100                  KINKO'S                              2,307.72
                        NET 30                                    .00
                        2010-000                             2,307.72
                        TRADE ACCOUNTS PAYABLE                9/01/96

KQI100                  KQID-FM                                720.00
                        TRADE                                     .00
318-445-1234            2010-000                               720.00
                        TRADE ACCOUNTS PAYABLE                5/31/96

LA100                   LA DEPT. OF LABOR                   10,690.14
                        NET                                       .00
                        2010-000                            10,690.14
                        TRADE ACCOUNTS PAYABLE                7/31/96

LAN100                  LANIER WORLDWIDE, INC.               7,753.45
                        NET 30                                    .00
800-685-7772            2010-000                             7,753.45
                        TRADE ACCOUNTS PAYABLE                8/10/96

LAN101                  LAN                                     29.97
                        NET 10                                    .00
                        2016-000                                29.97
                        TRADE ACCOUNTS PAYABLE                9/05/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor=balance
Contact-1               Terms                 Put-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

LAU100                  ROBERT LAURENTS                     30,192.34
                        NET                                       .00
                        3010-000                            30,192.34
                        TRADE ACCOUNTS PAYABLE                9/01/96

LED100                  WILLIAM LEDBETTER                    2,500.00
                        NET 10                                    .00
328-747-5333            2010-000                             2,500.00
                        TRADE ACCOUNTS PAYABLE                6/24/96

MAT100                  MATT'S JANITORIAL SERVICE              317.98
                        NET 30                                    .00
328-445-8754            2010-000                               317.98
                        TRADE ACCOUNTS PAYABLE                8/13/96

MCG100                  MCGRAW-HILL COMPANIES                   51.36
                        NET 10                                    .00
                        2010-000                                51.36
                        TRADE ACCOUNTS PAYABLE                8/23/96

MCI100                  MCI TELECOMMUNICATIONS             145,982.39
                        NET 10                                    .00
800-825-4860            2010-000                           145,982.39
ext 7385                TRADE ACCOUNTS PAYABLE                7/26/96

MEM100                  MEMORY POSTERS, INC.                   255.00
                        NET 1                                     .00
2143923724              2010-000                               255.00
                        TRADE ACCOUNTS PAYABLE                9/05/96

MIC100                  MICROWAVE INTERNATIONAL                 44.95
                        NET 15                                    .00
                        2010-000                                44.75
                        TRADE ACCOUNTS PAYABLE                7/12/96

MICR10                  MICROSOFT                               70.00
                        NET 30                                    .00
318-445-2486            2010-000                                70.00
                        TRADE ACCOUNTS PAYABLE                9/20/96

MID100                  MID-SOUTH PEST CONTROL                 155.00
                        NET 30                                    .00
318-487-2079            2010-000                               155.00
                        TRADE ACCOUNTS PAYABLE                8/21/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor=balance
Contact-1               Terms                 Pmt-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

MOT100                  MOTOROLA, INC.                       7,404.24
MARTIN COYNE            NET 30                                    .00
800-446-0144            2010-000                             7,404.24
508-241-1205            TRADE ACCOUNTS PAYABLE                8/09/96

NET100                  NETMANAGE, INC.                        521.00
                        NET 30                                    .00
4089737171              2010-000                               521.00
                        TRADE ACCOUNTS PAYABLE                7/18/96

NIG100                  NIGHTINGALE COMPANY                     44.71
                        NET 30                                    .00
800-323-3936            2010-000                                44.71
                        TRADE ACCOUNTS PAYABLE                4/15/96

OFF100                  OFFICE DEPOT                           342.14
                        NET 30                                    .00
                        2010-000                               342.14
                        TRADE ACCOUNTS PAYABLE                8/26/96

OIL100                  THE OIL EXCHANGE                        23.71
                        NET 30                                    .00
                        2010-000                                23.71
                        TRADE ACCOUNTS PAYABLE                8/31/96

PBC100                  PITNEY BOWES CREDIT CORP.               18.91
                        NET 30                                    .00
800-587-4537            2010-000                                18.91
                        TRADE ACCOUNTS PAYABLE                9/14/96

PET100                  PETRO POINT                            727.00
                                                                  .00
518-478-8704            2010-000                               727.00
                        TRADE ACCOUNTS PAYABLE                9/01/96

PIT100                  PITNEY BOWES                           148.57
                        NET 30                                    .00
800-326-1071            2010-000                               148.57
                        TRADE ACCOUNTS PAYABLE                8/24/96

POS100                  U.S. POSTAL SERVICE                  1,200.00
                        NET 10                                    .00
800-245-7800            2010-000                             1,200.00
                        TRADE ACCOUNTS PAYABLE                8/16/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor-balance
Contact-1               Terms               Pmt-grp   Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

PRI100                  PRICE OFFICE SUPPLY                  3,266.93
                        NET 30                                    .00
316-442-8884            2010-000                             3,266.93
                        TRADE ACCOUNTS PAYABLE                8/28/96

PRO100                  PROCONN STUDIO SERVICES                 27.50
                        NET 30                                    .00
7046841461              2010-000                                27.50
                        TRADE ACCOUNTS PAYABLE                6/30/96

QUY100                  QUYEN SYSTEMS                          615.00
                        NET 10                                    .00
3012683087              2010-000                               615.00
                        TRADE ACCOUNTS PAYABLE                8/06/96

REG100                  REGIONAL DISTRIBUTION CTR.           2,406.47
RCW                     NET 30                                    .00
800-267-9916            2010-000                             2,406.47
                        TRADE ACCOUNTS PAYABLE                2/20/96

REL100                  RELIABLE OFFICE SUPPLIES                 9.18
                        NET 30                                    .00
800-877-6087            2010-000                                 9.18
                        TRADE ACCOUNTS PAYABLE                4/23/96

REN100                  RENT-IT CO.                            325.42
                        NET 15                                    .00
                        2010-000                               325.42
                        TRADE ACCOUNTS PAYABLE                9/03/96

RCE100                  ROBERTS, CHERRY & COMPANY            8,600.00
TOM SIMMS               NET 30                                    .00
318-222-2222            2010-000                             8,600.00
                        TRADE ACCOUNTS PAYABLE                3/08/96

RUS100                  CITY OF RUSTON                          85.43
                        NET 10                                    .00
318-231-8653            2010-000                                85.43
                        TRADE ACCOUNTS PAYABLE                8/27/96

SEC100                  SECURITY 1ST NATIONAL                3,544.98
BOB ALEXANDER           NET 10                                    .00
                        2010-000                             3,544.98
                        TRADE ACCOUNTS PAYABLE                8/16/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor-balance
Contact-1               Terms               Put-grp   Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

SHA100                  SHARON SCHAFER                         300.00

310-323-5316            3010-000                               300.00
                        TRADE ACCOUNTS PAYABLE                9/01/96

SHO100                  SHOWERS OF FLOWERS #2                   41.04
                        NET 10                                    .00
310-445-4274            2010-000                                41.04
                        TRADE ACCOUNTS PAYABLE                9/24/96

SIM100                  SIMPSON SECURITY SYSTEMS                94.00
                        NET 30                                    .00
318-442-3381            2010-000                                94.00
                        TRADE ACCOUNTS PAYABLE                7/18/96

SPR100                  SPRINT                               2,928.02
                        NET 15                                    .00
800-977-4020            2020-000                             2,928.02
                        TRADE ACCOUNTS PAYABLE                8/20/96

SUL100                  SULLIVAN, STOLIER, DAIGLE              287.30
                        NET 30                                    .00
604-561-1044            2010-000                               287.30
                        TRADE ACCOUNTS PAYABLE                8/22/96

TCA100                  TCA CABLE                               23.41
                        NET 10                                    .00
                        2010-000                                23.41
                        TRADE ACCOUNTS PAYABLE                8/23/96

TOM100                  TOMBA COMMUNICATIONS                34,708.00
                        NET 30                                    .00
904-340-2448            2010-000                            34,708.80
                        TRADE ACCOUNTS PAYABLE                9/26/96

TYR100                  TYRELL                                 801.00
                        NET 30                                    .00
                        2010-000                               801.00
                        TRADE ACCOUNTS PAYABLE                3/22/96

UPS100                  UNITED PARCEL SERVICE                  425.36
                        NET 10                                    .00
8007425677              2010-000                               425.36
                        TRADE ACCOUNTS PAYABLE                8/10/96

                 A G E D   O P E N   I T E M S   S U M M A R Y


Aged as of 09/29/96 based upon invoice dates

----------------------------------------------------------------------
Vend-8                  Name                           Vendor=balance
Contact-1               Terms                 Put-grp Valid-discounts
Phone-1                 A/P-account                        Vendor-net
Phone-2                                                Last-prch-date
----------------------------------------------------------------------

VAN100                  VAN EATON & ROMERO                     233.22
                        NET 30                                    .00
318-267-4096            3010-000                               233.22
                        TRADE ACCOUNTS PAYABLE                9/01/96

WAS100                  WASTE MGMT LAKE CHARLES                408.21
                        NET 10                                    .00
316-443-6688            2010-000                               408.21
                        TRADE ACCOUNTS PAYABLE                9/31/96

WIN100                  WINDOWS                                 16.97
                                                                  .00
                        2010-000                                16.97
                        TRADE ACCOUNTS PAYABLE                4/23/96

WIR100                  WIRED                                   24.95
                        NET 10                                    .00
                        2010-000                                24.95
                        TRADE ACCOUNTS PAYABLE                7/18/96

Grand totals for            94 vendors printed
Aged as of 09/29/96 based upon invoice dates

     Gross-bal         Valid-disc      Net-bal
                                   ---------------
    1238762.93              .00      1338762.93
                                   ===============

                          Exhibit F to Sale Agreement

Liabilities Incurred by ICS since July 29, 1996, for which IDT will be Liable

None.

          RESTATED CONSULTANT AND CUSTOMER SUPPORT AGREEMENT BETWEEN
                     INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Consultant and Customer Support Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana corporation (hereinafter referred to as "ICS"), represented herein by Gordon E. Kime, who has been duly authorized by the Board of Directors of ICS, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "IDT"), represented herein by Howard Balter, who has been duly authorized by its Board of Directors.

                                  WITNESSETH

    WHEREAS, the parties hereto entered into an Agreement styled Consultant and Customer Support Agreement, dated July 29, 1996, and desire to restate in its entirety that Agreement; and

    WHEREAS, ICS is an Internet service provider doing business under the trade nane of "Linknet" and provides for Internet access to customers, including management of the Internet and customer support for all customers of Linknet, throughout the State of Louisiana; and

    WHEREAS, IDT is an Internet service provider throughout tne United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, IDT has purchased or is in the process of purchasing the equipment and other assets comprising the Linknet network; and

    WHEREAS, IDT desires to expand its Internet services by contracting with ICS for it to provide consulting services; and

    WHEREAS, ICS has the expertise required to implement and operate the consulting and customer support needs of IDT.

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                            PROVISION OF SERVICES

    ICS shall provide to IDT and/or its network customers the Consulting Services, described below, and the Customer Support Services, described below.

                                      2.
                             TERM AND TERMINATION

    SECTION 2.1 TERM. ICS shall provide the Consulting Services for an initial term commencing August 15, 1996, and terminating July 31, 2000. ICS shall provide the Customer Support Services for an initial term commencing July 1, 1996, and terminating July 31, 2000. This Agreement shall be automatically renewed for successive two (2) year additional term(s), absent written notice, from either party, provided at least ninety (90) days prior to the commencement of such additional term(s).

    SECTION 2.2 TERMINATION FOR CAUSE. This Agreement may be terminated by either party for cause in the event of a breach by the other party (the "Breaching Party") of any material term or condition hereof and the failure of the Breaching Party to cure such breach within thirty (30) days following the receipt of notice of such breach.

                                      3.
                                 CONSIDERATION

    SECTION 3.1 CONSULTING SERVICES FEE. As consideration for the Consulting Services to be provided by ICS in accordance with the terms of this Agreement, IDT shall pay to ICS a Base Consulting Services Fee and a Supplemental Consulting Services Fee. The Base Consulting Services Fee shall be
[                     ]/*/ Dollars per month. The Supplemental Consulting
Services Fee shall be an amount equal to the product of [
                   ]/*/ ("Supplemental Unit Rate") times each Supplemental
Unit, defined below. As used herein, a "Supplemental Unit" shall mean groups of ten points of presence ("POPs") in excess of 21 POPs. For example, if there are 18 POPs, then the number of Supplemental Units is 0; if there are 21 POPs, then the number of Supplemental Units is 0; if there are 22 POPs, then the number of Supplemental Units is 1; if there are 27 POPs, then the number of Supplemental Units is 1; and if there are 37 POPs, then the number of Supplemental Units is
2. The Base Consulting Services Fee and the Supplemental Consulting Services Fee (collectively the "Total Consulting Services Fee") shall be paid monthly, and such payment shall be due and payable on or before the first day of the month during which services are to be rendered. The Base Consulting Services Fee for the first month in which consulting services are rendered shall be prorated to reflect that the Consulting Services will be provided only for a given portion of the month, i.e., for the first month in which consulting services are provided, the Base Consulang Services Fee will be [
      ]/*/


                                       3
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                 HAS BEEN SEPARATELY FILED WITH THE COMMISSION

    SECTION 3.2 REIMBURSEMENT. IDT shall reimburse ICS for reasonable travel expenses incurred by ICS in connection with performing the Consulting Services. Such travel expenses shall include, but shall not be limited to, air fare, ground transportation, lodging, meals, etc. ICS shall prepare and forward to IDT a detailed invoice with supporting documentation describing ICS's travel expenses of approved travel by IDT. IDT shall pay such travel expense reimbursement invoices within 30 days receipt thereof.

    SECTION 3.3. [DELETED]

    SECTION 3.4. [DELETED]

    SECTION 3.5. ANNUAL FEE ADJUSTMENT. Effective August 1 of each year during the term of this Agreement (other than August 1, 1996), the Base Consulting Fee and the Supplemental Unit Rate shall be increased by five percent (5%) over the Base Consulting Fee and the Supplemental Unit Rate then in effect, respectively.

    SECTION 3.6. [DELETED]

    SECTION 3.7. EFFECT OF TERMINATION. Payments due to ICS for expenses incurred or services rendered by ICS prior to the effective date of the termination of this Agreement shall be paid by IDT to the extent earned, notwithstanding the termination of this Agreement.

                                      4.
                 DESCRIPTION OF SERVICES TO BE PROVIDED BY ICS

    SECTION 4.1. CONSULTING SERVICES. As used herein, the term "Consulting Services" shall mean (i) router management, (ii) modem management and asset management (iii) usage reporting, (iv) bandwith reporting, (v) server management, (vi) overall network consulting, (vii) telephony consulting and provisioning, (viii) network maintenance and monitoring with a response to faults or problems within one hour from occurrence, (ix) programming staff to include (a) two programmers at 20 hours per week for network programming, (b) two programmers at 20 hours per week for IDT projects, in the event IDT is dissatisfied with or chooses for any reason to discontinue use of the programming services set forth in this subsection, IDT reserves the right, excercisable on or before January 15, 1997, to do so and decrease the base consulting fee as well as the
supplemental unit rate by [      ]/*/ per month, and (x) network set up
(in-house set up by ICS) of new POPs. In the event the network is for any reason, within the control of ICS, not functioning during the term of this
Agreement, ICS agrees that IDT may deduct [     ]/*/ per hour from the fees
otherwise due hereunder.

    SECTION 4.2 CUSTOMER SUPPORT SERVICES. As used herein, the term "Customer Support Services" shall mean telephone support supplied by ICS to IDT customers relating to Internet access software distributed by IDT.

    SECTION 4.3 ADDITIONAL SERVICES. If IDT desires to purchase additional network services management services for IDT projects, IDT shall pay for hours in excess of an average of twenty hours a week over a two month period at the
rate of [     ]/*/.

                                      5.
                            INDEPENDENT CONTRACTOR

    It is expressly acknowledged by the parties hereto that ICS is an independent contractor, and nothing in this Agreement is intended, nor shall be construed, to create any employer/employee relationship or a joint venture relationship; provided that the services to be rendered hereunder by ICS shall be provided in a manner consistent with the standards governing


                                       5
          CONFIDENTIAL TREATMENT REQUESTED AND THE REDACTED MATERIAL
                HAS BEEN SEPARATELY FILED WITH THE COMMISSION
such services and the provisions of this Agreement. As such, IDT shall have the final say and dictate all technical strategy and implementation. Notwithstanding this paragraph, ICS agrees that intellectual property rights, including copyrights to all source codes, and programs, patents and trademarks are "work for hire" belonging to IDT. ICS shall not have the right to use or sell software or components of software created for IDT without the written consent of IDT. ICS will cause all of its employees or agents that perform services pursuant to this agreement or in any connection for IDT to execute a non-compete agreement that precludes such employee from competing with IDT in any of its businesses during the term of this Agreement or for 12 months following temination or soliciting IDT's employees during the term of this agreement and for 18 months following its termination.

                                      6.
                                    NOTICES

    Any notice, demand or consent required or permitted hereunder shall be in writing and shall be delivered in person or mailed to the following:

IF TO ICS:      International Computer Systems, Inc.
                1316 Mayer Avenue
                Alexandria, Louisiana 71303
                Attention: Gordon E. Kime

IF TO IDT:      IDT Corporation
                294 State Street
                Hackensack, New Jersey 07601
                Attention: Joyce Mason, Esq.

                AND

                Peretz Bronstein, Esq.
                Easton & Echtman, P.C.
                270 Madison Ave. 7th Floor

                New York, NY 10016

                                      7.
                                 GOVERNING LAW
    This Agreement shall be govered by the laws of the State of Louisiana. Any disputes under this agreement shall be resolved before The American Arbitration Association in New York City.

                                      8.
                                  ASSIGNMENT

    No assignment of this Agreement or the rights or obligations hereunder shall be valid without the specific written consent of both parties, such written consent to be mailed as provided in paragraph 6.

                                      9.
                               ENTIRE AGREEMENT

    This Agreement supersedes all previous contracts and constitutes the entire agreementX betsveen the parties relating to the matters covered by this Agreement. No oral statements or prlor written materials not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement, shall be recognized unless incorporated herein by amendment, as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s).

                                      10.
                                   HEADINGS

    The headings of tEs Agreement are inserted for convenience only and are not to be considered in the interpretation of this Agreement. They shall not in any way limit the scope or modify the substance or context of any section of this Agreement.

                                      11.
                               WAIVER OF BREACH

    The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be, a waiver of any subsequent or other breach thereof.

                                      12.
                            PROVISIONS HELD INVALID

    If any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable, for any reason or in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

                                      13.
                                  AMENDMENTS

    This Agreement may be amended only by an instrument in writing, signed by both parties. Such signed instrument shall state the effective date of the amendment.

                                      14.
                              MUTUAL COOPERATION

    Both the ICS and IDT acknowledge that mutual cooperation and assistance is essential to either party's performance under this Agreement; therefore, it will be the duty of both parties to make all good faith efforts to fully cooperate in the execution of this Agreement.

                                      15.
                                 COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

                                      16.
                                    RECORDS

    IDT and ICS agree to make available for inspection to each other any books, documents and records of the other party that may be necessary to verify the nature and amount of any payments due pursuant to this Agreement.

                                      17.
                         ICS MANAGEMENT AND OPERATIONS

    IDT reserves the right to terminate this Agreement in the event that Mr. Gordon Kime ceases to function as the Chief Technical Officer of ICS.

                                      18.
                                INTERPRETATION

    No provision of this Agreement shall be construed or interpreted against any party on the basis of such parties being deemed to have drafted such provision.

        IN WITNESS WHEREOF, ICS and IDT have executed this Agreement effective as of the day and year first written above.


WITNESSES:                      INTERNATIONAL COMPUTER SYSTEMS,
INC.



/s/                           BY: /s/
------------------------          -------------------------------------
/s/
------------------------


                                  IDT CORPORATION



                              BY: /s/
------------------------          -------------------------------------

------------------------

                          ROYALTY AGREEMENT BETWEEN
                     INTERNATIONAL COMPUTER SYSTEMS, INC.
                                      AND
                                IDT CORPORATION

    This Royalty Agreement (the "Agreement") is entered into as of the 29th day of July, 1996 by and between INTERNATIONAL COMPUTER SYSTEMS, INC., a Louisiana Corporation, (hereinafter referred to as "ICS"), represented herein by Gordon Kime, who has been duly authorized by the Board of Directors of ICS, and IDT CORPORATION, a Delaware corporation (hereinafter referred to as "IDT"), represented herein by Howard Balter, who has been duly authorized by its Board of Directors.

                                  WITNESSETH

    WHEREAS, ICS is an Internet service provider doing business under the trade name of "LinkNet" and provides for Internet access to customers, including management of the Internet and customer support for all customers of LinkNet, throughout the State of Louisiana; and

    WHEREAS, IDT is an Internet service provider throughout the United States providing Internet services to its customers, management of the network and customer support for the customers on its network; and

    WHEREAS, IDT has purchased the equipment comprising the LinkNet network (the "Equipment Purchase"); and

    WHEREAS, coinciding with the Equipment Purchase, IDT has agreed to pay a royalty to ICS in accordance with this Agreement.

    NOW THEREFORE, it is mutually agreed as follows:

                                      1.
                                    ROYALTY

    A. Payment of Royalty. IDT shall pay to ICS a royalty equal in amount to
       -------------------
(i) the [                                                                  ]/*/
during the Royalty Period, defined below, plus (ii) the [



                                        ]/*/ plus (iii) the [



                                       ]/*/ The royalty due with respect to
collections made within any calendar month shall be paid by IDT to ICS on or before the 10/th/ day of the following calendar month. Collections received by IDT after the Royalty Period for providing Internet access to Base Customers, Non Dedicated New Customers, and Dedicated New Customers during the Royalty Period shall be paid by IDT to ICS as provided in this paragraph 1 notwithstanding that such collections were received after the Royalty Period.

    B. Non Dedicated Customers Defined. As used herein, "Non Dedicated
       --------------------------------
Customers" shall mean Internet access customers who do not use a dedicated line.

    C. Dedicated Customers Defined.            As used herein, "Dedicated
       ----------------------------
Customers" shall mean Internet access customers who use a dedicated line.

    D. Base Customers Defined. As used herein, "Base Customers" shall mean ICS'
       -----------------------
existing Internet access customers, less Internet access customers who discontinue their Internet access service with IDT/ICS during the Royalty Period, plus any new Internet access customers

          Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission
in Louisiana that ICS signs up through ICS' efforts during the Royalty Period, provided however, in no event shall the number of Base Customers exceed
[     ]/*/ the number of Customers existing as of [          ]/*/. Attached
hereto as Exhibit A is a listing by category of the Base Customers.

    E. Non Dedicated New Customers Defined. As used herein, "Non Dedicated New
       ------------------------------------
Customers" shall mean the number of IDT/ICS Non Dedicated Customers in Louisiana that ICS signs up through ICS' efforts during the Royalty Period in excess of the number of Non Dedicated Base Customers existing as of July 29, 1996.

    F. Dedicated New Customers Defined. As used herein, "Dedicated New
       -------------------------------
Customers" shall mean the number of IDT/ICS Dedicated Customers in Louisiana that ICS signs up through ICS' sole efforts during the Royalty Period in excess of the number of Dedicated Base Customers existing as of July 29, 1996.

    G. Royalty Period Defined. As used herein, "Royalty Period" shall mean the
       -----------------------
period commencing July 29, 1996, and terminating on July 31, 1997.

                                      2.
                            TRANSFER OF CUSTOMERS

ICS agrees to assist IDT in the immediate and orderly transition of customers from ICS to IDT, which may include development of dedicated connectivity between ICS and IDT, as well as programming and customization of either or both accounting systems to transition such customers. ICS agrees to expend all necessary resources to transition the network systems, accounting systems, and customers as quickly as possible, with the goal and objective of completing such transition on or before December 31, 1996. Until such time as the transition is

          Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission completed, ICS shall serve as agent for IDT in collecting amounts due IDT for providing Internet access to the ICS Base Customers or any other customers of IDT designated by IDT. ICS may retain from amounts collected by it as agent for IDT the amount due ICS by IDT as royalties as provided in paragraph l hereof.

                                      3.
                                 ICS INDEMNITY

    ICS hereby agrees to protect, defend and indemnify IDT, its officers, members, agents, managers and employees against, and hold the same harmless from any and all liability, losses, damages, obligations, judgments, claims, causes of action and expenses associated therewith (including reasonable attorney fees), resulting from or arising out of, directly or indirectly, any intentional act, wanton misconduct or negligent act or omission by ICS or its employees or agents.

                                      4.
                                 IDT INDEMNITY

    IDT hereby agrees to protect, defend and indemnify ICS, its officers, members, agents, managers and employees against, and hold the same harmless from any and all liability, losses, damages, obligations, judgments, claims, causes of action and expenses associated therewith (including reasonable attorney fees), resulting from or arising out of, directly or indirectly, any intentional act, wanton misconduct or negligent act or omission by IDT or its employees or agents.

                                      5.
                                    NOTICES

    Any notice, demand or consent required or permitted hereunder shall be in writing and shall be delivered in person or mailed to the following:

IF TO ICS:      International Computer Systems, Inc.
                1316 Mayer Avenue
                Alexandria, Louisiana 71303
                Attention: Gordon E. Kime

IF TO IDT:      IDT Corporation
                294 State Street
                Hackensack, New Jersey 07601
                Attention: Joyce Mason, Esq.

                AND

                Peretz Bronstein, Esq.
                Easton & Echtman, P.C.
                270 Madison Ave., 7th Floor
                New York, NY 10016

                                      6.
                                 GOVERNING LAW

    This Agreement shall be governed by the laws of the State of Louisiana applicable to contracts executed and to be performed wholly within such state. Any dispute arising out of this transaction shall be resolved before the American Arbitration Association in New York City.

                                      7.
                                  ASSIGNMENT

    No assignment of this Agreement or the rights or obligations hereunder shall be valid without the specific written consent of both parties hereto.

                                      8.
                               ENTIRE AGREEMENT

    This Agreement supersedes all previous contracts and constitutes the entire agreement between the parties relating to the matters covered by this Agreement. No oral statements or prior written materials not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement, shall be recognized unless incorporated herein by amendment, as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s).

                                      9.
                                   HEADINGS

    The headings of this Agreement are inserted for convenience only and are not to be considered in the interpretation of this Agreement. They shall not in any way limit the scope or modify the substance or context of any section of this Agreement.

                                      10.
                               WAIVER OF BREACH

    The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be, a waiver of any subsequent or other breach thereof.

                                      11.
                            PROVISIONS HELD INVALID

    If any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable, for any reason or in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

                                      12.
                                  AMENDMENTS

    This Agreement may be amended only by an instrument in writing, signed by both parties. Such signed instrument shall state the effective date of the amendment.

                                      13.

                              MUTUAL COOPERATION

    Both the ICS and IDT acknowledge that mutual cooperation and assistance is essential to either party's performance under this Agreement; therefore, it will be the duty of both parties to make all good faith efforts to fully cooperate in the execution of this Agreement.

                                      14.
                                 COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement.

                                      15.
                                   RECORDS

    IDT and ICS agree to make available for inspection to each other any books, documents and records of the other party that may be necessary to verify the nature and amount of any payments due pursuant to this Agreement.

                                      16.
                                USAGE AGREEMENT

    This Agreement completely supersedes and replaces the Usage Agreement between ICS and IDT, dated July 29, 1996 (the "Usage Agreement"). The Usage Agreement is void.

                                      17.
                                INTERPRETATION

    No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by reason of such party having or being deemed to have drafted such provision.

        IN WITNESS WHEREOF, ICS and IDT have executed this Agreement effective as of the day and year first written above.



WITNESSES:                      INTERNATIONAL COMPUTER SYSTEMS, INC.



/s/                               /s/ Gordon Kime
------------------------          -------------------------------------
                              By: Gordon Kime
                                   Its: Duly Authorized Agent
/s/
------------------------


                                  IDT CORPORATION


                                  /s/ Howard Balter
------------------------          -------------------------------------
                                  By: Howard Balter
                                  Its: Duly Authorized Agent

------------------------





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